EQUITY SECURITIES TRUST, SERIES 18,
                    SIGNATURE SERIES, ZACKS' FASTEST GROWING
                            BLUE CHIP COMPANIES TRUST


                            REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement (the "Agreement") dated May 6, 1998 between Reich & Tang Distributors, Inc., as Depositor and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Equity Securities Trust, Series 6, Signature Series, Gabelli Entertainment and Media Trust, and Subsequent Series, Trust Indenture and Agreement" dated November 16, 1995 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee as follows:

                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:


                                       -1-
317036.1

                  (a) All references to "The Chase Manhattan Bank
(National Association)" are replaced with "The Chase Manhattan
Bank".

                  (b) Notwithstanding any provision of the Indenture to the contrary, ownership of Units of this series of Equity Securities Trust shall not be certificated and shall be evidenced solely by registration on the transfer books of the Trustee, and the registered holder of uncertificated Units shall have all of the rights and obligations (excluding the right to the issuance of a Certificate) specified for a registered Certificateholder under the Indenture. The Depositor and the Trustee shall cause all Units of the Trust issued to the Depositor (upon both the initial deposit and any deposits of Additional Securities pursuant to Section 2.6) to be deposited at The Depository Trust Company ("DTC") and to be credited there to the account of the Depositor. On and after such deposit, for all purposes under the Indenture and Agreement, the sole registered holder of Units of the Trust shall be DTC, or its nominee, unless and until DTC has notified the Trustee and the Depositor that it is no longer willing to act as depository with respect to the Units. Accordingly, so long as DTC, or its nominee, is the registered owner of the Trust Units, beneficial ownership of Units may only be maintained by or through a participant in DTC and shall be subject to the rules and operating procedures of DTC as in effect from time to time. The Trustee shall not be liable for any loss or liability resulting from the actions of DTC as registered holder and depository of the Units.

                  (c) Sections 1.2 and 2.4 and any reference herein to the issuance of Certificates shall be deleted.

                  (d) Section 2.3 shall be amended by adding after the words "has registered on the registration books of the Trust the ownership by" the words "the Depositor of such Units or, if requested by the Depositor, the ownership by."

                  (e) Paragraph (a) of Section 2.6 shall be amended to read in its entirety as follows:

                           "Section 2.6 Deposit of Additional Securities.
                           (a) Subject to the requirements set forth below in this Section, the Depositor may, on any Business Day (the "Trade Date"), subscribe for Additional Units as follows:

                           (1) Prior to the Evaluation Time on the Trade Date, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telecopy or by written communication, of the Depositor's intention to subscribe for Additional Units. The Subscription Notice shall identify the Additional

                                       -2-
317036.1

                           Securities to be acquired (unless such Additional Securities are a precise replication of the then existing portfolio) and shall either (i) specify the quantity of Additional Securities to be deposited by the Depositor on the settlement date for such subscription or (ii) instruct the Trustee to purchase Additional Securities with an aggregate value as specified in the Subscription Notice.

                           (2) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee, by telecopy, the number of Additional Units to be created.

                           (3) Not later than the time on the settlement date for such subscription when the Trustee is to deliver the Additional Units created thereby (which time shall not be later than the time by which the Trustee is required to settle any contracts for the purchase of Additional Securities entered into by the Trustee pursuant to the instruction of the Depositor referred to in subparagraph (1) above), the Depositor shall deposit with the Trustee (i) any Additional Securities specified in the Subscription Notice (or contracts to purchase such Additional Securities together with cash or a letter of credit in the amount necessary to settle such contracts) or (ii) cash or a letter of credit in the amount equal to the aggregate value of the Additional Securities specified in the Subscription Notice, together with, in each case, Cash as defined below. "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the Evaluation Time on the Business Day preceding the Trade Date (other than amounts to be distributed solely to persons other than persons receiving the distribution from the Principal Account as holders of Additional Units created by the deposit), and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the Evaluation Time on the Business Day preceding the Trade Date or receivable by the Trust in respect of dividends or other distributions declared but not received as of the Evaluation Time on the Business Day preceding the Trade Date, reduced by the amount of any cash or other property received or receivable on any Security allocable (in

                                       -3-
317036.1
                           accordance with the Trustee's calculation of the monthly distribution from the Income Account pursuant to Section 3.5) to a distribution made or to be made in respect of a Record Date occurring prior to the Trade Date. Each deposit made during the 90 days following the deposit made pursuant to Section 2.1 hereof shall replicate, to the extent practicable, as specified in subparagraph (b), the Original Proportionate Relationship. Each deposit made after the 90 days following the deposit made pursuant to
                           Section 2.1 hereof (except for deposits made to replace Failed Securities if such deposits occur within 20 days from the date of a failure occurring within such initial 90 day period) shall maintain exactly the proportionate relationship existing among the Securities as of the expiration of such 90 day period. Each such deposit shall exactly replicate Cash.

                           (4) On the settlement date for a subscription, the Trustee shall, in exchange for the Securities and cash or letter of credit described above, issue and deliver to or on the order of the Depositor the number of Units verified by the Depositor with the Trustee. No Unit to be issued pursuant to this paragraph shall be issued or delivered unless and until Securities, cash or a letter of credit is received in exchange therefor and no person shall have any claim to any Unit not so issued and delivered or any interest in the Trust in respect thereof.

                           (5) Each deposit of Additional Securities, shall be listed in a Supplementary Schedule to an Addendum to the Reference Trust Agreement stating the date of such deposit and the number of Additional Units being issued therefor. The Trustee shall acknowledge in such Addendum the receipt of the Deposit and the number of Additional Units issued in respect thereof. The Additional Securities shall be held, administered and applied by the Trustee in the same manner as herein provided for the Securities.

                           (6) The acceptance of Additional Units by the Depositor in accordance with the provisions of paragraph (a) of this Section shall be deemed a certification by the Depositor that the deposit or purchase of Additional Securities associated therewith complies with the conditions of this
                           Section 2.06.


                                       -4-
317036.1

                           (7) Notwithstanding the preceding, in the event that the Sponsor's Subscription Notice shall instruct the Trustee to purchase Additional Securities in an amount which, when added to the purchase amount of all other unsettled contracts entered into by the Trustee, exceeds 25% of the value of the Securities then held (taking into account the value of contracts to purchase Securities only to the extent that there has been deposited with the Trustee cash or an irrevocable letter of credit in an amount sufficient to settle their purchase), the Sponsor shall deposit with the Trustee concurrently with the Subscription Notice such that, when added to 25% of the value of the Securities then held (determined as above) the aggregate value shall be not less than the purchase amount of the securities to be purchased pursuant to such Subscription Notice."


                  (f) Section 3.1 is hereby amended by deleting the phrase provided, however, the Trust shall not bear such expenses in excess of the amount shown in the Statement of Condition included in the Prospectus, and any such excess shall be borne by the Depositor".

                  (g) Section 3.5 is hereby amended by inserting the phrase "or Income" in the second sentence of the sixth paragraph after the words "The Trustee shall not be required to make a distribution from the Principal..."

                  (h) Section 3.11 is hereby amended so that the first sentence of such section reads as follows:

                           " In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new Securities, the Trustee shall reject such offer, except that if (1) the issuer failed to declare or pay anticipated dividends with respect to such Securities or (2) in the opinion of the Sponsor, given in writing to the Trustee, the issuer will probably fail to declare or pay anticipated dividends with respect to such Securities in the reasonably forseeable future, the Sponsor shall instruct the Trustee in writing to accept or reject such offer and to take any other action with respect thereto as the Sponsor may deem proper."


                                       -5-
317036.1

                  (i) Section 3.14 is hereby amended by inserting the phrase "including, but not limited to securities received as a result of a spin-off" in the first sentence after the words "Any property received by the Trustee after the initial date of Deposit in a form other than cash or additional shares of the Securities listed on Schedule A..."

                  (j) Section 9.2 is hereby amended by replacing the phrase "60 business days" with "7 days" in the first sentence of the sixth paragraph.

                  (k) Section 9.2 of the Agreement is further amended by adding the following paragraph after the sixth paragraph of such Section 9.2:

                           "In the event that the Depositor direct the Trustee
                  that certain Securities will be sold to a new series of the Trust (a "New Series"), the Depositor will certify to the Trustee, within five days of each sale from a Trust to a New Series, (1) that the transaction is consistent with the policy of both the Trust and the New Series, as recited in their respective registration statements and reports filed under the Act, (2) the date of such transaction and (3) the closing sales price on the national securities exchange for the sale date of the securities subject to such sale. The Trustee will then countersign the certificate, unless the Trustee disagrees with the closing sales price listed on the certificate, whereupon the Trustee will promptly inform the Depositor orally of any such disagreement and return the certificate within five days to the Depositor with corrections duly noted. Upon the Depositor's receipt of a corrected certificate, if the Depositor can verify the corrected price by reference to an independently published list of closing sales prices for the date of the transactions, the Depositor will ensure that the price of Units of the New Series, and distributions to holders of the Trust with regard to redemption of their Units or termination of the Trust, accurately reflect the corrected price. To the extent that the Depositor disagree with the Trustee's corrected price, the Depositor and the Trustee will jointly determine the correct sales price by reference to a mutually agreeable, independently published list of closing sales prices for the date of the transaction. The Depositor and Trustee will periodically review the procedures for sales and make such changes as they deem necessary, consistent with Rule 17a-7(e)(2). Finally, records of the procedures and of each transaction will be maintained as provided in Rule 17a-7(f)."


                                       -6-
317036.1

                  (l) All references to "Reich & Tang Distributors L.P.". are replaced with "Reich & Tang Distributors, Inc."

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated April 1, 1998, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.

                                     Part II

                      SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of Equity Securities Trust (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,633.

                  (c) For the purposes of the definition of Unit in item (22) of
Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15633 as of the date hereof.

                  (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 1998.

                  (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 1998.

                  (f) The First Settlement Date shall mean May 11, 1998.


                                       -7-
317036.1

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities at the completion of the Deposit Period.

                  (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.91 per 100 Units:

         rate per 100 units                   number of Units outstanding
         $0.91                                5,000,000 or less
         $0.85                                5,000,001 - 10,000,000
         $0.79                                10,000,001 - 20,000,000
         $0.67                                20,000,001 or more

                  (i) For purposes of Section 7.4, the Depositor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

                  (j) The Termination Date shall be May 15, 2000 or the earlier disposition of the last Security in the Trust.

                  (k) The fiscal year for the Trust shall end on December 31 of each year.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]

                                       -8-
317036.1

                                     REICH & TANG DISTRIBUTORS, INC.
                                       Depositor



                                     By: /s/Peter DeMarco
                                         ---------------------------------
                                         Executive Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

                  On this 5th day of May, 1998, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is Executive Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                        /s/Kelly McConvery
                                        -------------------------------------
                                                   Notary Public

                                       THE CHASE MANHATTAN BANK
                                         Trustee


                                       By:/s/Rosalia A. Raviele
                                          --------------------------------
                                          Vice President

(SEAL)



STATE OF NEW YORK          )
                           :ss.:
COUNTY OF NEW YORK         )


                  On this 30th day of April, 1998, before me personally appeared Rosalia A. Raviele, to me known, who being by me duly sworn, said that
(s)he is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that (s)he signed his/her name thereto by like authority.


                                      /s/Ada Iris Vega
                                      -----------------------------------
                                             Notary Public

                       EQUITY SECURITIES TRUST, SERIES 18,
                    SIGNATURE SERIES, ZACKS' FASTEST GROWING
                              SMALL COMPANIES TRUST

                            REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement (the "Agreement") dated May 6, 1998 between Reich & Tang Distributors, Inc., as Depositor and The Chase Manhattan Bank, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Equity Securities Trust, Series 6, Signature Series, Gabelli Entertainment and Media Trust, and Subsequent Series, Trust Indenture and Agreement" dated November 16, 1995 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  WHEREAS, this Agreement is a Reference Trust Agreement as defined in Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

                  WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Sections 2.1 and 2.6 of the Indenture; and

                  NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee as follows:

                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that the following sections of the Indenture hereby are amended as follows:


                                       1--
706065.1

                  (a) All references to "The Chase Manhattan Bank
(National Association)" are replaced with "The Chase Manhattan
Bank".

                  (b) Notwithstanding any provision of the Indenture to the contrary, ownership of Units of this series of Equity Securities Trust shall not be certificated and shall be evidenced solely by registration on the transfer books of the Trustee, and the registered holder of uncertificated Units shall have all of the rights and obligations (excluding the right to the issuance of a Certificate) specified for a registered Certificateholder under the Indenture. The Depositor and the Trustee shall cause all Units of the Trust issued to the Depositor (upon both the initial deposit and any deposits of Additional Securities pursuant to Section 2.6) to be deposited at The Depository Trust Company ("DTC") and to be credited there to the account of the Depositor. On and after such deposit, for all purposes under the Indenture and Agreement, the sole registered holder of Units of the Trust shall be DTC, or its nominee, unless and until DTC has notified the Trustee and the Depositor that it is no longer willing to act as depository with respect to the Units. Accordingly, so long as DTC, or its nominee, is the registered owner of the Trust Units, beneficial ownership of Units may only be maintained by or through a participant in DTC and shall be subject to the rules and operating procedures of DTC as in effect from time to time. The Trustee shall not be liable for any loss or liability resulting from the actions of DTC as registered holder and depository of the Units.

                  (c) Sections 1.2 and 2.4 and any reference herein to the issuance of Certificates shall be deleted.

                  (d) Section 2.3 shall be amended by adding after the words "has registered on the registration books of the Trust the ownership by" the words "the Depositor of such Units or, if requested by the Depositor, the ownership by."

                  (e) Paragraph (a) of Section 2.6 shall be amended to read in its entirety as follows:

                           "Section 2.6 Deposit of Additional Securities.
                           (a) Subject to the requirements set forth below in this Section, the Depositor may, on any Business Day (the "Trade Date"), subscribe for Additional Units as follows:

                           (1) Prior to the Evaluation Time on the Trade Date, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telecopy or by written communication, of the Depositor's intention to subscribe for Additional Units. The Subscription Notice shall identify the Additional

                                       2--
706065.1

                           Securities to be acquired (unless such Additional Securities are a precise replication of the then existing portfolio) and shall either (i) specify the quantity of Additional Securities to be deposited by the Depositor on the settlement date for such subscription or (ii) instruct the Trustee to purchase Additional Securities with an aggregate value as specified in the Subscription Notice.

                           (2) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee, by telecopy, the number of Additional Units to be created.

                           (3) Not later than the time on the settlement date for such subscription when the Trustee is to deliver the Additional Units created thereby (which time shall not be later than the time by which the Trustee is required to settle any contracts for the purchase of Additional Securities entered into by the Trustee pursuant to the instruction of the Depositor referred to in subparagraph (1) above), the Depositor shall deposit with the Trustee (i) any Additional Securities specified in the Subscription Notice (or contracts to purchase such Additional Securities together with cash or a letter of credit in the amount necessary to settle such contracts) or (ii) cash or a letter of credit in the amount equal to the aggregate value of the Additional Securities specified in the Subscription Notice, together with, in each case, Cash as defined below. "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the Evaluation Time on the Business Day preceding the Trade Date (other than amounts to be distributed solely to persons other than persons receiving the distribution from the Principal Account as holders of Additional Units created by the deposit), and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the Evaluation Time on the Business Day preceding the Trade Date or receivable by the Trust in respect of dividends or other distributions declared but not received as of the Evaluation Time on the Business Day preceding the Trade Date, reduced by the amount of any cash or other property received or receivable on any Security allocable (in

                                       3--
706065.1
                           accordance with the Trustee's calculation of the monthly distribution from the Income Account pursuant to Section 3.5) to a distribution made or to be made in respect of a Record Date occurring prior to the Trade Date. Each deposit made during the 90 days following the deposit made pursuant to Section 2.1 hereof shall replicate, to the extent practicable, as specified in subparagraph (b), the Original Proportionate Relationship. Each deposit made after the 90 days following the deposit made pursuant to
                           Section 2.1 hereof (except for deposits made to replace Failed Securities if such deposits occur within 20 days from the date of a failure occurring within such initial 90 day period) shall maintain exactly the proportionate relationship existing among the Securities as of the expiration of such 90 day period. Each such deposit shall exactly replicate Cash.

                           (4) On the settlement date for a subscription, the Trustee shall, in exchange for the Securities and cash or letter of credit described above, issue and deliver to or on the order of the Depositor the number of Units verified by the Depositor with the Trustee. No Unit to be issued pursuant to this paragraph shall be issued or delivered unless and until Securities, cash or a letter of credit is received in exchange therefor and no person shall have any claim to any Unit not so issued and delivered or any interest in the Trust in respect thereof.

                           (5) Each deposit of Additional Securities, shall be listed in a Supplementary Schedule to an Addendum to the Reference Trust Agreement stating the date of such deposit and the number of Additional Units being issued therefor. The Trustee shall acknowledge in such Addendum the receipt of the Deposit and the number of Additional Units issued in respect thereof. The Additional Securities shall be held, administered and applied by the Trustee in the same manner as herein provided for the Securities.

                           (6) The acceptance of Additional Units by the Depositor in accordance with the provisions of paragraph (a) of this Section shall be deemed a certification by the Depositor that the deposit or purchase of Additional Securities associated therewith complies with the conditions of this
                           Section 2.06.


                                       4--
706065.1

                           (7) Notwithstanding the preceding, in the event that the Sponsor's Subscription Notice shall instruct the Trustee to purchase Additional Securities in an amount which, when added to the purchase amount of all other unsettled contracts entered into by the Trustee, exceeds 25% of the value of the Securities then held (taking into account the value of contracts to purchase Securities only to the extent that there has been deposited with the Trustee cash or an irrevocable letter of credit in an amount sufficient to settle their purchase), the Sponsor shall deposit with the Trustee concurrently with the Subscription Notice such that, when added to 25% of the value of the Securities then held (determined as above) the aggregate value shall be not less than the purchase amount of the securities to be purchased pursuant to such Subscription Notice."


                  (f) Section 3.1 is hereby amended by deleting the phrase provided, however, the Trust shall not bear such expenses in excess of the amount shown in the Statement of Condition included in the Prospectus, and any such excess shall be borne by the Depositor".

                  (g) Section 3.5 is hereby amended by inserting the phrase "or Income" in the second sentence of the sixth paragraph after the words "The Trustee shall not be required to make a distribution from the Principal..."

                  (h) Section 3.11 is hereby amended so that the first sentence of such section reads as follows:

                           "In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new Securities, the Trustee shall reject such offer, except that if (1) the issuer failed to declare or pay anticipated dividends with respect to such Securities or (2) in the opinion of the Sponsor, given in writing to the Trustee, the issuer will probably fail to declare or pay anticipated dividends with respect to such Securities in the reasonably forseeable future, the Sponsor shall instruct the Trustee in writing to accept or reject such offer and to take any other action with respect thereto as the Sponsor may deem proper."

                  (i) Section 3.14 is hereby amended by inserting the phrase "including, but not limited to securities received as a

                                       5--
706065.1
result of a spin-off" in the first sentence after the words "Any property received by the Trustee after the initial date of Deposit in a form other than cash or additional shares of the Securities listed on Schedule A..."

                  (j) Section 9.2 is hereby amended by replacing the phrase "60 business days" with "7 days" in the first sentence of the sixth paragraph.

                  (k) Section 9.2 of the Agreement is further amended by adding the following paragraph after the sixth paragraph of such Section 9.2:

                           "In the event that the Depositor direct the Trustee
                  that certain Securities will be sold to a new series of the Trust (a "New Series"), the Depositor will certify to the Trustee, within five days of each sale from a Trust to a New Series, (1) that the transaction is consistent with the policy of both the Trust and the New Series, as recited in their respective registration statements and reports filed under the Act, (2) the date of such transaction and (3) the closing sales price on the national securities exchange for the sale date of the securities subject to such sale. The Trustee will then countersign the certificate, unless the Trustee disagrees with the closing sales price listed on the certificate, whereupon the Trustee will promptly inform the Depositor orally of any such disagreement and return the certificate within five days to the Depositor with corrections duly noted. Upon the Depositor's receipt of a corrected certificate, if the Depositor can verify the corrected price by reference to an independently published list of closing sales prices for the date of the transactions, the Depositor will ensure that the price of Units of the New Series, and distributions to holders of the Trust with regard to redemption of their Units or termination of the Trust, accurately reflect the corrected price. To the extent that the Depositor disagree with the Trustee's corrected price, the Depositor and the Trustee will jointly determine the correct sales price by reference to a mutually agreeable, independently published list of closing sales prices for the date of the transaction. The Depositor and Trustee will periodically review the procedures for sales and make such changes as they deem necessary, consistent with Rule 17a-7(e)(2). Finally, records of the procedures and of each transaction will be maintained as provided in Rule 17a-7(f)."

                  (l) All references to "Reich & Tang Distributors L.P.". are replaced with "Reich & Tang Distributors, Inc."

                                       6--
706065.1

                  Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated April 1, 1998, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.

                                     Part II

                      SPECIAL TERMS AND CONDITIONS OF TRUST

                  Section 1. The following special terms and conditions are hereby agreed to:

                  (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of Equity Securities Trust (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

                  (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,674.

                  (c) For the purposes of the definition of Unit in item (22) of
Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15674 as of the date hereof.

                  (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 1998.

                  (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 1998.

                  (f) The First Settlement Date shall mean May 11, 1998.

                  (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities at the completion of the Deposit Period.


                                       7--
706065.1

                  (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.91 per 100 Units:

         rate per 100 units                     number of Units outstanding
         $0.91                                  5,000,000 or less
         $0.85                                  5,000,001 - 10,000,000
         $0.79                                  10,000,001 - 20,000,000
         $0.67                                  20,000,001 or more

                  (i) For purposes of Section 7.4, the Depositor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

                  (j) The Termination Date shall be May 15, 2000 or the earlier disposition of the last Security in the Trust.

                  (k) The fiscal year for the Trust shall end on December 31 of each year.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]

                                       8--
706065.1

                                      REICH & TANG DISTRIBUTORS, INC.
                                         Depositor



                                      By:/s/Peter J. DeMarco
                                         ---------------------------------
                                         Executive Vice President



STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )

                  On this 5th day of May, 1998, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is Executive Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                        /s/Kelly McConvery
                                        ----------------------------------
                                                  Notary Public

                                           THE CHASE MANHATTAN BANK
                                              Trustee


                                           By:/s/Rosalia A. Raviele
                                              -----------------------------
                                                  Vice President

(SEAL)



STATE OF NEW YORK          )
                           :ss.:
COUNTY OF NEW YORK         )


                  On this 30th day of April, 1998, before me personally appeared Rosalia A. Raviele, to me known, who being by me duly sworn, said that
(s)he is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that
(s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that (s)he signed his/her name thereto by like authority.


                                        /S/Ada Iris Vega
                                        ----------------------------------
                                                 Notary Public